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                                                                    Exhibit 14.2

    THE OAKMARK FAMILY OF FUNDS
    IRA Application and Adoption Agreement
Make checks payable to and mail to:
State Street Bank & Trust Company
Attention: Oakmark Funds
P.O. Box 8510
Boston, MA 02266-8510
1-800-626-9392

General Information
Use this form to:
     . Open a new Oakmark Individual Retirement Account
     . Transfer an Individual Retirement Account
     . Rollover an Individual Retirement Account
     . Directly Rollover a Qualified Retirement Plan (QRP)
Indicate your transaction choice and complete the designated sections. Use a separate application for each type of IRA.

There is a $5.00 initial acceptance fee, payable upon opening an account. A $10.00 annual maintenance fee will be billed in December or you may pay the fee upon opening an account. Fees are per fund account.

                                                            Complete
Check One                                                   Section
[_] Regular IRA                                             1,2,5,6,7
[_] Spousal IRA                                             1,2,5,6,7
[_] Simplified Employee Pension (SEP) IRA                   1,2,5,6,7
[_] Rollover of IRA proceeds from a prior IRA Custodian     1,3,5,6,7
[_] IRA or SEP IRA Asset Transfer from current
    Trustee/Custodian                                       1,4,5,6,7
[_] Direct Rollover from a Qualified Retirement Plan
    (401(a), 401(k) or 403(b) Plans etc.)                   1,4,5,6,7


1  Account Registration
   (Please print or type)

   __________________________________________
   Name

   __________________________________________
   Social Security Number

_____________________________________________
Address

_____________________________________________
City                  State        Zip

(   )                  (   )
_____________________________________________
Daytime Telephone      Evening Telephone

_____________________________________________
Date of Birth


2  Investment Designation
   Invest the enclosed check as indicated below.
   . Minimum investment per fund $1,000.
   . If no tax year is indicated, the current calendar year will be used.

          Fund                                       $ Amount    Tax Year

[_] Oakmark Fund (110)                               $ _________  ______
[_] Oakmark Small Cap Fund (809)                     $ _________  ______
[_] Oakmark Balanced Fund (810)                      $ _________  ______
[_] Oakmark Select Fund (808)                        $ _________  ______
[_] Oakmark International Fund (109)                 $ _________  ______
[_] Oakmark International Emerging Value Fund (811) $ _________ ______ Oakmark Units of:
[_] Government Portfolio (111)                       $ _________  ______
Total Contributions                                  $ _________
Total Fees ($5 per New Fund Account)                 $ _________
Total                                                $ _________


3  Rollover of IRA Assets
   Invest the enclosed check as indicated below.
   . Minimum investment per fund $1,000.
   . This check represents:
   [_] Rollover from prior IRA Trustee/Custodian
   [_] Rollover from prior SEP IRA Trustee/Custodian
   [_] Direct Rollover from a Qualified Retirement Plan

Fund                                                 $   Amount

[_] Oakmark Fund (110)                               $ _________
[_] Oakmark Small Cap Fund (809)                     $ _________
[_] Oakmark Balanced Fund (810)                      $ _________
[_] Oakmark Select Fund (808)                        $ _________
[_] Oakmark International Fund (109)                 $ _________
[_] Oakmark International Emerging Value Fund (811)  $ _________
Oakmark Units of:
[_] Government Portfolio (111)                       $ _________
Total Rollover
Total Fees ($5 per New Fund Account)                 $ _________
Total                                                $ _________
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4  IRA Transfer & QRP Direct Rollover Authorization Form

   To move assets from an existing IRA or a Qualified Retirement Plan, COMPLETE FRONT AND BACK OF THIS SECTION.
We will contact the Trustee/Custodian and arrange the movement of assets for you. You should check with the Trustee/Custodian to see if there are any requirements (e.g., Guaranteed Signatures) that must be fulfilled prior to our processing this application. To move assets from more than one Trustee/Custodian, contact the fund at 1-800-626-9392 to obtain additional forms.

Type of account to be sent (Check One):
     [_] Regular IRA     [_] SEP-IRA
     [_] Spousal IRA     [_] Direct Rollover from a Qualified Retirement Plan

Assets should be invested as indicated below
(Provide dollar amounts or percentages):

Fund                                                 $ Amount  *Account
                                                                Number

[_] Oakmark Fund (110)                               $ ______  ________
[_] Oakmark Small Cap Fund (809)                     $ ______  ________
[_] Oakmark Balanced Fund (810)                      $ ______  ________
[_] Oakmark Select Fund (808)                        $ ______  ________
[_] Oakmark International Fund (109)                 $ ______  ________
[_] Oakmark International Emerging Value Fund (811) $ ______ ________ Oakmark Units of:
[_] Government Portfolio (111)                       $ ______  ________
Total Transfer/Direct Rollover                       $ ______
Total Fees ($5 per New Fund Account)                 $ ______
Total                                                $ ______

*If executing a Transfer or Direct Rollover to an existing Oakmark IRA, write in your account number. If establishing a new Oakmark IRA, write "NEW."

                                                                          (Over)
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5  Beneficiary Designation

   I hereby designate the following individual(s) to receive the balance of my Oakmark IRA upon my death.

Primary Beneficiary(ies)

____________________________________________________________
Name                                 Relationship

____________________________________________________________
Social Security Number               Date of Birth

____________________________________________________________
Address

____________________________________________________________
City                      State                Zip


Secondary Beneficiary(ies)

____________________________________________________________
Name                                 Relationship

____________________________________________________________
Social Security Number               Date of Birth

____________________________________________________________
Address

____________________________________________________________
City                      State                Zip

Secondary Beneficiary(ies) will receive the balance of an IRA only if there are no surviving Primary Beneficiary(ies).

IMPORTANT: This Designation of Beneficiary(ies) may have important tax or estate planning effects. Also, if you are married and reside in a community property state (Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas or Washington), you may need to obtain your spouse's consent if you have not designated your spouse as primary beneficiary for at least half of your account. See your lawyer or other tax professional for additional information.


6  Telephone Exchange

   Unless you check this box, you will be able to use the phone to make exchanges between your Oakmark IRAs with the same registration information. (Otherwise, exchanges must be made in writing.)

   [_] I Do Not Want Telephone Exchange.

By not checking this box, you authorize the Funds and their agents to act on instructions reasonably believed to be genuine.


7  Signature

   . I hereby authorize The Oakmark Funds to establish an IRA for my benefit with State Street Bank & Trust Company, pursuant to the terms of The Oakmark Funds Individual Retirement Account Custodial Documents.

 . I certify that I have read the Disclosure Statement and the Account Custodial
  Document. I have received and read a current prospectus for The Oakmark Funds and/or Oakmark Units of The Government Portfolio.

 . I understand that a $10.00 annual maintenance fee may be collected by redeeming sufficient shares from each Fund account balance if not prepaid by December 1. The custodian may change the fee schedule from time to time.

 . I authorize The Oakmark Funds and their agents to act upon services authorized on this application per instructions that they reasonably believe to be genuine. I agree that The Oakmark Funds will not be liable for any resulting loss, cost or expense.

 . Under penalty of perjury, I hereby certify that I am NOT currently subject to IRS backup withholding. (Cross out "NOT" if you are currently subject to withholding.)

 . Under penalty of perjury, I hereby certify that the Taxpayer Identification
  Number given is correct.

 . The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

________________________________________________________
Signature

________________________________________________________
Date

Receipt by the investor of The Oakmark Funds confirmation statement shall indicate State Street Bank & Trust Company's acceptance to act as custodian.

Thank you for your investment in The Oakmark Funds.

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Transfer/Direct Rollover Instructions To:

_______________________________________________________________
Name of Your Present Trustee/Custodian

_______________________________________________________________
Street

_______________________________________________________________
City                         State              Zip

_______________________________________________________________
Telephone                    Retirement Account Number

_______________________________________________________________
Asset Amount to be sent (Write "TOTAL" to liquidate all assets)

If available, provide a copy of your current retirement account statement.

________________________________________________________________________________
 To be completed by State Street Bank & Trust Company:

 State Street Bank & Trust Company accepts the appointment as successor Custodian of the above Retirement Account and requests the Transfer/Direct Rollover of assets indicated above. Custodian acknowledges that it maintains a qualified Individual Retirement Account.

 ______________________________________________________________________________
 Signature                                  Date
________________________________________________________________________________

Dear Sir or Madam:

Send the amount indicated to the custodian of my new Individual Retirement Account.

     Make checks payable to and mail to:
     State Street Bank & Trust Company
     Attention: Oakmark Funds
     P.O. Box 8510
     Boston, MA 02266-8510

Terminate my retirement account if all assets have been sent. This Transfer/Direct Rollover is to be executed from fiduciary to fiduciary, in such a manner that will not place me in actual or constructive receipt of all or any part of my retirement assets.

_______________________________________________________________
Applicant's Signature                         Date

_______________________________________________________________
Print Your Name

_______________________________________________________________
Social Security Number

_______________________________________________________________
Signature Guarantee (Only if required by current Custodian)